CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Parke Bancorp, Inc. (the “Company”) for the fiscal year ended December 31, 2008 (the “Report”) as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and F. Steven Meddick, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2009

/s/ Vito S. Pantilione	/s/ F. Steven Meddick
Vito S. Pantilione	F. Steven Meddick
President and Chief Executive Officer	Chief Financial Officer